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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 27, 2001
                                                          --------------


                           PENN NATIONAL GAMING, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     0-24206                23-2234473
   ---------------------          -------------------        --------------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                   Number)            Identification No.)
      Incorporation)


         825 Berkshire Boulevard
             Wyomissing, PA                                19610
 ----------------------------------------                ---------
 (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (610) 373-2400
                                                           --------------


                                 Not Applicable
                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OF ASSETS

     (a) On April 27, 2001 (the "Closing Date"), the Registrant completed its previously announced acquisitions of (i) CRC Holdings, Inc. ("CRC") from the shareholders of CRC and (ii) the minority interest in Louisiana Casino Cruises, Inc. not owned by CRC from Dan S. Meadows, Thomas L. Meehan and Jerry L. Bayles (together, the "Acquisition"). The Acquisition was accomplished pursuant to the terms of Agreement and Plan of Merger among CRC Holdings, Inc., Penn National Gaming, Inc., Casino Holdings, Inc. and certain shareholders of CRC Holdings, Inc., dated as of July 31, 2000 (the "Merger Agreement"), and a Stock Purchase Agreement by and among Penn National Gaming, Inc., Dan S. Meadows, Thomas L. Meehan and Jerry L. Bayles, dated as of July 31, 2000 (the "Stock Purchase Agreement"). Under the Merger Agreement, CRC merged with Casino Holdings, Inc., a wholly-owned subsidiary of the Registrant (the "Merger"). The terms of each of the agreements were the result of arm's length negotiations among the parties. The aggregate consideration paid by the Registrant for the Acquisition was approximately $160 million, including the repayment of existing debt at CRC or its subsidiaries. The purchase price of the Acquisition was funded by the proceeds of the Registrant's offering of senior subordinated notes, which was completed in March 2001.

     (b) The assets acquired pursuant to the Merger and Acquisition consist primarily of the Casino Rouge riverboat gaming facility in Baton Rouge, Louisiana, and a management contract for Casino Rama, a gaming facility located in Orillia, Canada. The Registrant intends to continue the use of such assets in the casino business.

The Registrant issued a press release announcing the completion of the Acquisition, which release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)  Financial Statements of Business Acquired.
              -----------------------------------------

              To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

         (b)  Pro forma Financial Information.
              -------------------------------

              To be filed on Form 8-K/A as soon as practicable, but not later than 75 days from the Closing Date.

         (c)  Exhibits.
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

              Exhibit No.       Description of Document
              -----------       -----------------------

              2.1 +             Agreement and Plan of Merger among CRC Holdings, Inc., Penn National Gaming,
                                Inc., Casino Holdings, Inc. and certain shareholders of CRC Holdings, Inc.
                                dated as of July 31, 2000.
              2.2 +             Stock Purchase Agreement by and among Penn National Gaming, Inc., Dan S.
                                Meadows, Thomas L. Meehan and Jerry S. Bayles, dated as of July 31, 2000.
              99.1 *            Press Release dated April 30, 2000.

------------
* Filed herewith.
+ Previously filed as an exhibit to the Registrant's Form 8-K dated
  August 8, 2000.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PENN NATIONAL GAMING, INC.
                                                   (Registrant)


                                             By  /s/ Robert S. Ippolito
                                                -------------------------
                                                   Robert S. Ippolito
                                                   Chief Financial Officer


Dated: May 7, 2001


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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated April 20, 2000 - Penn National Gaming
                  Completes Acquisition of CRC Holdings and Louisiana Casino
                  Cruises